UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2020

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging Growth Company ◻
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01	Entry into a Material Definitive Agreement.
On May 1, 2020 (the “Loan Date”), TransAct Technologies Incorporated (the “Company,” “we,” “our,” or “us) was granted a loan (the “Loan”) from Berkshire Bank (the “Lender”) in the aggregate amount of $2,172,800, pursuant to the Paycheck Protection Program (the “PPP”) administered by the Small Business Administration (the “SBA”) and established under Division A, Title I of the CARES Act, which was enacted March 27, 2020.
The Loan, which is evidenced by a Note dated the Loan Date issued by the Company (the “Note”), matures on May 1, 2022 and bears interest at a fixed rate of 1.0% per annum, accruing from the Loan Date and payable monthly. No payments are due on the Loan for six months from the date of first disbursement, but interest will continue to accrue during the deferment period.  The Note is unsecured and guaranteed by the Small Business Administration.  The Note may be prepaid by the Company at any time prior to maturity with no prepayment penalties.  The Note provides for customary defaults, including failure to make payment when due or to fulfill the Company’s obligations under the Note or related documents, reorganizations, mergers, consolidations or other changes to the Company’s business structure, and certain defaults on other indebtedness, bankruptcy events, adverse changes in financial condition or civil or criminal actions.  The Loan may be accelerated upon the occurrence of a default.
Under the terms of the PPP, the Loan may be forgiven to the extent that funds from the Loan are used for payroll costs and costs to continue group health care benefits, as well as for interest on mortgage obligations incurred before February 15, 2020, rent under lease agreements in effect before February 15, 2020, utilities for which service began before February 15, 2020, and interest on debt obligations incurred before February 15, 2020 (collectively, “qualifying expenses”), subject to conditions and limitations provided in the CARES Act.  At least 75% of such forgiven amounts must be used for eligible payroll costs. The Company intends to maximize the use of Loan proceeds for qualifying expenses and intends to apply for forgiveness of the Loan in accordance with the terms of the CARES Act.  Whether forgiveness will be granted and in what amount is subject to an application to, and approval by, the SBA and may also be subject to further requirements in any regulations and guidelines the SBA may adopt.
A copy of the Note is filed as Exhibit 10.1 to this Current Report on Form 8-K.  The above descriptions are qualified by reference to the complete text of the Note.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 7.01	Regulation FD Disclosure.
On May 5, 2020, the Company issued a press release announcing receipt of the Loan. A copy of the press release is furnished as Exhibit 99.1 hereto.

The foregoing information is being furnished pursuant to Item 7.01 “Regulation FD Disclosure” of Form 8-K.  Such information, including the exhibit furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements
Certain statements in this report include forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology, such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or other similar words. All forward-looking statements involve risks and uncertainties, including, but not limited to, effects of the COVID-19 pandemic and the measures being taken to limit the spread of COVID-19, including supply chain disruptions, shutdowns of or limitations on operations of our customers in the casino and food service industries, impairment of our customers’ ability to pay amounts owed, diversion of management attention to respond to the crisis, borrowing capacity under our credit agreement or availability of other financing, and other factors;, our ability to successfully develop new products that garner customer acceptance and generate sales, both domestically and internationally, in the face of substantial competition; our ability to successfully transition our business towards the food service technology market; our ability to remediate the material weaknesses over internal control over financial reporting; risks associated with potential future acquisitions; our dependence on a significant customer; general economic conditions; our dependence on contract manufacturers for the assembly of a large portion of our products in Asia; our dependence on significant suppliers; our dependence on third parties for sales outside the United States; marketplace acceptance of new products; risks associated with foreign operations; the availability of third-party components at reasonable prices; price wars or other significant pricing pressures affecting the Company’s products in the United States or abroad; increased product costs or reduced customer demand for our products due to changes in U.S. policy that may result in trade wars or tariffs; the effect of the United Kingdom’s withdrawal from the European Union; and other risk factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and other reports filed with the Securities and Exchange Commission. Actual results may differ materially from those discussed in, or implied by, the forward-looking statements. The forward-looking statements speak only as of the date of this report, and the Company assumes no duty to update them to reflect new, changing or unanticipated events or circumstances.
Item 9.01	Financial Statements and Exhibits.
(d)            Exhibits
10.1	Note, dated May 1, 2020, by TransAct Technologies Incorporated in favor of Berkshire Bank
99.1	Press release dated May 5, 2020 of TransAct Technologies Incorporated

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ Steven A. DeMartino
Steven A. DeMartino
President, Chief Financial Officer, Treasurer and Secretary

Date: May 5, 2020